UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  SEPTEMBER  22,  2005

                                 PIZZA INN, INC.
             (Exact name of registrant as specified in its charter)

          MISSOURI                    0-12919               47-0654575
(State or other jurisdiction  (Commission File Number)    (IRS Employer
 of incorporation)                                     Identification No.)

                 3551 PLANO PARKWAY, THE COLONY, TEXAS     75056
          (Address of principal executive offices)          (Zip Code)

Registrant's  telephone  number,  including  area  code  (469)  384-5000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  7.01     REGULATION  FD  DISCLOSURE.

     Pizza Inn, Inc. elects to disclose the information in the letter to shareholders furnished as Exhibit 99.1 to this report and incorporated herein by reference through Form 8-K pursuant to Regulation FD.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (C)     EXHIBITS.


                     EXHIBIT NO.     DESCRIPTION OF EXHIBIT
                     -----------     ----------------------
99.1      September  15,  2005  letter  to  shareholders  from  Timothy P. Taft,
----     -----------------------------------------------------------------------
President  and  Chief  Executive Officer of Pizza Inn, Inc.  (furnished herewith
----  --------------------------------------------------------------------------
and  incorporated  herein  by  reference)
-----------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Pizza  Inn,  Inc.

Date:  September  22,  2005                       By: /s/ Rod J. McDonald
                                                  Name:   Rod J. McDonald
                                                  Title:  Corporate Secretary
                                                          and General Counsel